UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 28, 2005
                                (Date of Report)


                           MILITARY RESALE GROUP, INC.
             (Exact name of registrant as specified in its charter)


          NEW YORK                     000-26463               52-2062187
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)              File Number)          Identification No.)


                              2180 EXECUTIVE CIRCLE
                        COLORADO SPRINGS, COLORADO 80906
                    (Address of principal executive offices)


                                 (719) 391-4564
              (Registrant's telephone number, including area code)


                                       N/A
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 _
|_|   Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
 _
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 _
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 _
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
            ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
                       ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

          Effective on February 18, 2005, Mr. Ethan Hokit resigned as a director of the Registrant and as the president of the Registrant.

          Effective on February 18, 2005, Mr. Edward T. Whelan, a current director of the Registrant, was appointed as the Chairman of the Board of Directors and as the Chief Executive Officer of the Registrant. Since August 2004, Mr. Whelan has been president of Grace Holdings, Inc., a company engaged in providing financial consulting to small and medium-sized companies and to high net worth individuals and a consultant to the Registrant. From November 2001 until August 2004, Mr. Whelan was the chairman of our Board and our chief executive officer. Mr. Whelan was a co-founder of Military Resale Group, Inc., a Maryland corporation, and served as its chairman and chief executive officer from October 1997 until the consummation of a reverse acquisition into us in November 2001. From April 1998 until October 2003, Mr. Whelan also served as the President and a principal stockholder of Xcel Associates, Inc., a company engaged in providing financial consulting to small and medium-sized companies and to high net worth individuals. From 1989 to December 2001, Mr. Whelan also served as President and a principal shareholder of Shannon Investments, Inc., a consulting firm to small and medium-sized companies. From 1968 to 1971, Mr. Whelan attended St. Peters College in Jersey City, New Jersey, where he majored in Economics.

            Effective February 18, 2005, Robert G. Hefner was appointed as the Chief Operating Officer of the Registrant and as a director of the Board of Directors to fill the vacancy created by the resignation of Mr. Hokit. Mr. Hefner has been a general manager of the Registrant since 1997 when the Registrant acquired Pittock Distributing Company. From 1977 to 1997, Mr. Hefner was employed by Pittock Distributing Company, a regional speciality foods supplier to military commissaries. Mr. Hefner commenced his employment at Pittock Distributing Company as a route supervisor and then worked his way to the general manager in 1986. Mr. Hefner graduated in 1972 from the University of Colorado with a BS in Journalism.

         ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  99.1     Press Release

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  FEBRUARY 28, 2005

                                            MILITARY RESALE GROUP, INC,



                                            By:   /S/ EDWARD T. WHELAN
                                               ---------------------------------
                                                  Name:   Edward T. Whelan
                                                  Title:  Chairman and CEO